UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Zeo Energy Corp., a Delaware corporation (“Zeo Energy,” “Zeo” or the “Company”) announced the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of May 28, 2025, by and among Zeo Energy, Heliogen, Inc., a Delaware corporation (“Heliogen”), Hyperion Merger Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Zeo Energy (“Merger Sub I”) and Hyperion Acquisition LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Zeo Energy (“Merger Sub II”), which completion occurred after 5:30 p.m. ET on Friday, August 8, 2025. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement. On August 8, 2025, Merger Sub I merged with and into Heliogen (the “First Merger”), with Heliogen surviving the First Merger (Heliogen, as the surviving entity of the First Merger, the “First Surviving Corporation”) with the First Surviving Corporation becoming a direct, wholly owned subsidiary of Zeo Energy, and immediately following the First Merger, the First Surviving Corporation merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger and becoming a direct, wholly owned subsidiary of Zeo Energy.

Item 7.01. Regulation FD Disclosure.

On August 11, 2025, Zeo Energy issued a press release announcing consummation of the Mergers. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information under this Item 7.01, including the press release attached hereto as Exhibit 99., shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains express or implied forward-looking statements related to Zeo Energy and the Mergers within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

All statements other than statements of historical fact are statements that could be deemed “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding the Mergers and related matters, and statements regarding the assumptions underlying or relating thereto.

These statements are based on current plans, estimates and projections and are not predictions of actual performance. By their very nature, forward-looking statements involve inherent risks and uncertainties. Zeo Energy cautions that a number of important factors, including those described in this document, could cause actual results to differ materially from those contemplated in any forward-looking statements.

Forward-looking statements may include, for example, statements about the future financial performance of the Company; the ability to effectively consolidate the assets of Heliogen and produce the expected results; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds, and plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the outcome of any legal proceedings that may be instituted against the Company or others; (ii) the Company’s success in retaining or recruiting, or changes required in, its officers, key employees, or directors; (iii) the Company’s ability to maintain the listing of its common stock and warrants on Nasdaq; (iv) limited liquidity and trading of the Company’s securities; (v) geopolitical risk and changes in applicable laws or regulations, including tariffs or trade restrictions; (vi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (vii) operational risk; (viii) litigation and regulatory enforcement risks, including any relating to the Mergers or the transaction contemplated thereby and/or the diversion of management time and attention and the additional costs and demands on the Company’s resources; (ix) expected benefits of the Mergers or the transactions contemplated thereby to Zeo Energy or generally, and any availability or use of cash relating to such transaction; (x) the Company’s ability to effectively consolidate the assets of Heliogen and produce the expected results; and (xi) other risks and uncertainties, including those included under the heading “Risk Factors” in the Company’s Registration Statement on Form S-4 filed with the SEC on July 2, 2025, its Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2024 and in its subsequent periodic reports and other filings with the SEC.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and are made based on the current beliefs and judgments of Zeo Energy’s management, and the reader is cautioned not to rely on any forward-looking statements made by Zeo Energy. Unless required by law, Zeo Energy is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEO ENERGY CORP.

Dated: August 11, 2025	By:	/s/ Timothy Bridgewater
Timothy Bridgewater
Chief Executive Officer

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